DELAWARE POOLED TRUST

Macquarie Labor Select International Equity Portfolio
Macquarie Emerging Markets Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement to the Portfolios’ Prospectus dated February 25, 2022

On August 11, 2022, the Board of Trustees of Delaware Pooled Trust unanimously voted and approved a proposal to liquidate and dissolve the Portfolios. The date for the liquidation has not been determined. However, the liquidations and dissolutions are expected to take effect following notification of shareholders of the liquidation date (“Liquidation Date”), and such notification will occur at least ten (10) business days prior to the liquidation. On the Liquidation Date, the proceeds (less mandatory tax withholding) will be provided to the shareholder of record if no action is taken. For Portfolio accounts with automated purchases, exchanges, and/or withdrawals established, these transactions will cease prior to liquidation if no action is taken. With respect to the Macquarie Emerging Markets Portfolio, redemption reimbursement fees will not be charged on liquidation proceeds.

As a result of the decision to pursue liquidation and dissolution of the Macquarie Labor Select International Equity Portfolio, the Macquarie Labor Select International Equity Portfolio will be closed to new investors and all sales efforts will cease as of the date of this Supplement. The Macquarie Emerging Markets Portfolio is presently closed to new investors. However, the Portfolios are currently expected to continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until approximately five (5) business days before the Liquidation Date.

Until the Liquidation Date, shareholders of the Portfolios will have the opportunity to exchange their shares for Institutional class share of any other Delaware Funds by Macquarie® fund. Any exchange would be made at the current net asset values of the Portfolios and the selected Delaware Fund.

Effective the date of this Supplement, the following is inserted before the first paragraph of the Portfolio’s prospectus section entitled, “Portfolio summaries: Macquarie Labor Select International Equity Portfolio — Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries”:

The Portfolio will be liquidating and is therefore closed to new investors. Existing shareholders of the Portfolio may continue to purchase shares until five (5) business days before the liquidation date, which date will be communicated to shareholders at least ten (10) business days prior to the liquidation.

Effective the date of this Supplement, the following is inserted before the first paragraph of the Portfolio’s prospectus section entitled, “Portfolio summaries: Macquarie Emerging Markets Portfolio — Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries”:

The Portfolio will be liquidating and is currently closed to new investors. Existing shareholders of the Portfolio may continue to purchase shares until five (5) business days before the liquidation date, which date will be communicated to shareholders at least ten (10) business days prior to the liquidation. The redemption reimbursement fee described in the fee table below will not be charged on liquidation proceeds.

Effective the date of this Supplement, footnote 1 to the table under “Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment” under the prospectus section entitled “What are the Portfolio’s fees and expenses?” is deleted and restated as follows:

The purchase reimbursement fees and redemption reimbursement fees are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in Macquarie Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. In the event of a fund liquidation, the redemption reimbursement fee will not be charged on liquidation proceeds.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated August 18, 2022.